Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Flexential Parent Corporation 8809 Lenox Pointe Drive, Suite G Charlotte, North Carolina 28273

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of data center leases in connection with the proposed offering of Flexential Issuer, LLC and Flexential Co-Issuer, LLC Secured Data Center Revenue Notes, Series 2021-1 and Series 2021-2.  Flexential Parent Corporation (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Guggenheim Securities, LLC (“Guggenheim” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 30, 2021, representatives of Guggenheim, on behalf of the Company, provided us with a listing with respect to 33,433 data center leases (the “Data Center Lease Listing”). At the Company’s instruction, we randomly selected (i) the 25 data center leases with the highest “Total MMR,” as set forth on the Data Center Lease Listing (the “Top 25 Sample Leases”) and (ii) 75 data center leases from the remaining data center leases set forth on the Data Center Lease Listing (the “Random Sample Leases”).

Further, on September 16, 2021, representatives of Guggenheim, on behalf of the Company, provided us with a computer-generated data file and related record layout (the “Statistical Data File”) containing data, as represented to us by the Company, as of June 1, 2021, with respect to 37,475 data center leases, including each of the Top 25 Sample Leases and Random Sample Leases. At the instruction of the Company, we randomly selected an additional (i) five data center leases with a “data center name” (as set forth on the Statistical Data File) of “Cincinnati” and (ii) five data center leases with a “data center name” (as set forth on the Statistical Data File) of “Louisville – Downtown” (collectively, the “Additional Random Sample Leases”). The Top 25 Sample Leases, Random Sample Leases and Additional Random Sample Leases are collectively and hereinafter referred to as the “Sample Leases.”

At the Company’s instruction, we performed certain comparisons for each of the Sample Leases to the characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1. Order number (for informational purposes only) 2. Organization 3. Customer since 4. Data center name 5. Market 6. Location 7. Initial term 8. Escalator %	9. Product family 10. Quantity 11. Renewal term 12. Total MMR 13. Contract start date 14. Contract end date 15. Remaining term

We compared Characteristics 2. through 14. to the corresponding information set forth on or derived from the master service agreement, service order or invoice or notice of service commencement (collectively, the “Lease Agreement”).

With respect to our comparison of Characteristic 15., we recomputed the remaining term as the number of months between (i) the contract end date (as set forth on the Lease Agreement) and (ii) June 1, 2021.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 3., differences of 45 days or less are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristics 13. and 14., differences of 30 days or less are deemed to be “in agreement.”

The lease documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Lease Documentation.”

We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documentation.  In addition, we make no representations as to whether the Lease Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Lease Documentation, except as indicated in Appendix A.  Supplemental information is contained in Appendix B and Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the data center leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the data center leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 3, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 3, 2021.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Eleven differences in customer since.
2	Fourteen differences in initial term.
3	Two differences in escalator %.
4	Three differences in renewal term.
5	Six differences in contract start date.
6	Five differences in contract end date.
7	Five differences in remaining term.
8	Seven instances where we were unable to verify the contract start date.
9	Six instances where we were unable to verify the contract end date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 3, 2021

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Lease number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Lease Agreement

1	SubSum-123866	Customer since	02/11/2016	11/02/2000
1	SubSum-131272	Customer since	06/30/2006	09/12/2006
1	SubSum-149448	Customer since	10/25/2005	12/01/2014
1	SubSum-150445	Customer since	10/31/2002	06/30/2009
1	SubSum-156720	Customer since	07/31/2005	04/03/2009
1	SubSum-174107	Customer since	06/09/2006	02/16/2006
1	SubSum-194051	Customer since	07/01/2008	12/29/2011
1	SubSum-202485	Customer since	04/21/2008	11/15/2006
1	SubSum-207501	Customer since	10/17/2013	01/21/2014
1	SubSum-208331	Customer since	06/09/2006	02/16/2006
1	SubSum-90624	Customer since	06/09/2006	02/16/2006
2	SubSum-134487	Initial term	55 months	60 months
2	SubSum-151206	Initial term	69 months	36 months
2	SubSum-151952	Initial term	24 months	15 months
2	SubSum-173031	Initial term	40 months	38 months
2	SubSum-205793	Initial term	26 months	28 months
2	SubSum-207552	Initial term	34 months	36 months
2	SubSum-22273	Initial term	12 months	36 months
2	SubSum-40146	Initial term	23 months	36 months
2	SubSum-42383	Initial term	25 months	24 months
2	SubSum-48891	Initial term	43 months	24 months
2	SubSum-81477	Initial term	20 months	19 months
2	SubSum-87308	Initial term	42 months	36 months
2	SubSum-99466	Initial term	21 months	15 months
2	SubSum-110774	Initial term	67 months	60 months
3	SubSum-165324	Escalator %	3.00	5.00
3	SubSum-207092	Escalator %	5.00	3.00
4	SubSum-110774	Renewal term	31 months	60 months
4	SubSum-207501	Renewal term	0 months	12 months
4	SubSum-81477	Renewal term	20 months	19 months
5	SubSum-151206	Contract start date	8/1/2017	5/1/2011
5	SubSum-173031	Contract start date	5/1/2019	7/1/2019
5	SubSum-207092	Contract start date	6/1/2021	5/1/2021
5	SubSum-40146	Contract start date	2/1/2020	1/1/2017
5	SubSum-42383	Contract start date	4/1/2020	3/1/2020
5	SubSum-48891	Contract start date	10/1/2018	5/1/2017
6	SubSum-134487	Contract end date	11/30/2023	4/30/2023
6	SubSum-205793	Contract end date	8/31/2023	10/31/2023
6	SubSum-207092	Contract end date	6/30/2022	5/30/2022
6	SubSum-207552	Contract end date	4/29/2024	6/30/2024
6	SubSum-42383	Contract end date	4/30/2022	2/28/2022

Exception Description Number	Sample Lease number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic recalculation

7	SubSum-134487	Remaining term	30 months	23 months
7	SubSum-205793	Remaining term	27 months	29 months
7	SubSum-207092	Remaining term	13 months	12 months
7	SubSum-207552	Remaining term	35 months	37 months
7	SubSum-42383	Remaining term	11 months	9 months

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 3, 2021.

Supplemental Information Related to the Findings Set Forth on Appendix A

In applying our agreed-upon procedures as outlined above, we were unable to verify the following Characteristics for the related Sample Lease:

Exception Description Number	Sample Lease number	Characteristic not verified

8	SubSum-159868	Contract start date
8	SubSum-206802	Contract start date
8	SubSum-208331	Contract start date
8	SubSum-78545	Contract start date
8	SubSum-87308	Contract start date
8	SubSum-93962	Contract start date
8	SubSum-99466	Contract start date
9	SubSum-159868	Contract end date
9	SubSum-206802	Contract end date
9	SubSum-208331	Contract end date
9	SubSum-78545	Contract end date
9	SubSum-93962	Contract end date
9	SubSum-99466	Contract end date

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.